Barclays Capital CEO Energy/Power Conference September 2009 Exhibit 99.1

Disclosure
This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”,
“project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain.
Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; the negative impacts of the recent global economic and financial crisis, including the extent of decline in future sales and earnings related to these events; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; our reliance on key suppliers and potential supplier failures; competition; general economic, political, business and market risks associated with the
Company's global operations; fluctuations in foreign currency exchange and interest rates; potential future charges to income associated with potential impairment of the Company’s significant goodwill and other intangibles; the Company's ability to successfully manage its costs, core business resources and growth, including its ability to successfully acquire and integrate new product lines or businesses; the satisfaction of customary conditions to closing pending acquisitions; the loss of key employees and deterioration of labor and employee relations; the pricing and availability of raw materials; the
Company's ability to manage its fixed-price contract exposure; additional liabilities related to taxes; the costs of compliance with environmental, health and safety laws, and potential liabilities under these laws; the impact of hurricanes and other severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, pension and severance claims; volatility and fluctuations in the price of our stock; and long-term risks associated with our indebtedness.
For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-
looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form
10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
This presentation includes certain non-GAAP financial measures as defined in the Securities and Exchange Commission’s
Regulation G. More information on these non-GAAP financial measures including EBITDA, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation. EBITDA, as shown in this presentation and the
Appendix, represents earnings before interest, taxes, depreciation and amortization.

SECTION 1 Company Overview

Energy industry is the largest end-user of the Company’s products
#1 or #2 in all primary markets served
Global operations with 11 manufacturing facilities and about 2,800 employees
(1)
$711 million of sales, $152 million of EBITDA for LTM 6/30/09
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.
Asia
32%
U.S.
35%
Americas
(Non-US)
8%
RoW
5%
Europe
20%
2008 Sales by Segment
Energy
62%
BioMedical
13%
General
Industrial
25%
2008 Sales by Region
(1) Includes about 250 employees added from recent acquisitions
2008 Sales by End-User
Energy &
Chemical
42%
Distribution
& Storage
45%
BioMedical
13%

Heat Exchanger
Cold Box
Production
Heat
Exchangers
63%
Cold Boxes and
LNG VIP
37%
2008 Sales by Product/Region
Highlights
Leading provider of heat exchangers and cold boxes critical
to LNG, IGCC and natural gas processing markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Leading market positions domestically and internationally
One of three global suppliers of mission-critical LNG and
LNG liquefaction equipment
E&C Segment Overview
Selected Products
Americas
(Non-US)
5%
RoW 8%
Asia
57%
U.S.
27%
Europe
3%

2008 Sales by Product/Region
Highlights
44% of 2008 segment sales derived from products used in
energy applications
Low-cost manufacturing strategically located near growing
end markets
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
D&S Segment Overview
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
41%
Packaged Gas
Systems
31%
VIP, Systems
and Components
5%
Parts, Repair and On-
Site Service
10%
Beverage Liquid
CO Systems
7%
LNG Terminals
and Vehicle Fuel
Systems 6%
Americas
(Non-US)
11%
RoW 2%
Asia
17%
U.S.
42%
Europe
28%
2

BioMedical Segment Overview
2008 Sales by Product/Region
Highlights
Strong expected growth in oxygen respiratory therapy and
biomedical research, led by international markets
End markets include:
–
Home healthcare and nursing home
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
38%
Other
13%
Biological
Storage
Systems
49%
Selected Products
Americas
(Non-US)
7%
U.S.
38%
Europe
44%
Asia
11%

SECTION 2 Chart Investment Highlights

Summary of Investment Highlights
End markets are positioned to recover with strong energy demand
–
Energy demand recently forecasted to expand 45% between now and 2030*
–
Global investment of $26 trillion, over $1 trillion/year, is needed to keep up with demand*
A market leader
–
Leading market position in all segments
–
Significant sustainable competitive advantages
–
Strong balance sheet with significant liquidity
Aggressive response to current economic downturn
–
Cost management made a priority along with operations excellence
–
Flexible cost structure provides the ability to quickly downsize SG&A and plant overhead costs
–
15% work force reduction achieved in 1H09 (excluding acquisitions) with further cuts planned
–
Exit of low margin MRI product line
–
Emerge from downturn more strongly positioned
Strong track record of maximizing operating efficiencies and growth
–
23% sales compound annual growth rate (“CAGR”) 2003 through 2008
–
51% EBITDA CAGR 2003 through 2008
*Sources: World Energy Outlook 2008, International Energy Agency

Energy Trends - Long-Term Growth Trends
Upstream Energy Conversion Transport/Storage
LNG
Base Load
Mid Scale
Peak Shave
Enhanced Oil Recovery
Nitrogen
CO
2
Gas to Liquids
Natural Gas Processing
Integrated Gasification
Combined Cycle
Coal to Liquids
Oxy Fuel
LNG Vacuum Insulated Pipe
Satellite LNG Stations
LNG Fueling Stations
LNG Vehicle Fuel Systems
Chart has extensive technology expertise across multiple energy applications

Energy Trends - Long-Term Growth Drivers
Sources: Wood Mackenzie
Chart is well-positioned to capitalize on the return of strong global demand for energy applications
Monetization of small to mid-scale natural gas reserves gaining market interest. These smaller projects address capex and project delay concerns of large base load LNG plants.
Ramp up of clean coal technologies, whether to produce synthesis gas for petrochemical feedstock (coal to chemicals and gas to liquids) or clean-coal power generation. Both utilize large quantities of oxygen produced by air separation plants that use our equipment.
Increased oxygen purification and separation opportunities are a continued
growth driver as steel, other metals and float glass manufacturing plants switch to more energy efficient to oxygen combustion systems.
Management believes the U.S. economic stimulus and alternative energy packages should promote more investment in LNG fueling stations, storage vessels, and dispensers.

On-Site/Pipeline
29%
Industrial Gas Market – Long Term Growth Trends
Industrial Gas Growth is Expected to Return, Significantly Exceeding GDP Growth
Source: Spiritus Consulting Annual Report 2007
Industrial Gas Sales Growth by Region
Americas Europe Asia, Africa, Middle East
($MM)
Global: $60 billion
North America: $23 billion
Packaged
Gas/Equipment
47%
On-Site/Pipeline
25%
Bulk Storage
Systems
28%
Packaged
Gas/Equipment
45%
Bulk Storage
Systems
26%
’02-’07 CAGR =11.3%
Continued Strong CAGR growth projected
although economic downturn is impacting
current market
Main drivers to growth will be refining,
chemical, metallurgical and manufacturing
sectors
Asian, Far Eastern, and East European
markets are underdeveloped with respect to
onsite industrial gas supply
34,869
39,644
44,525
53,754
59,629
48,636
0
20,000
40,000
60,000
80,000
100,000
2002 2003 2004 2005 2006 2007

ORCA

CHART®

Innovation. Experience. Performance.™

Satellite LNG Storage
Leading Proprietary Technology and Designs
Take advantage of leading proprietary technology and designs through new product development
Brazed Aluminum Heat
Exchangers
MicroBulk Air Cooled Heat Exchangers

Growth Initiatives
Current economic environment continues to provide acquisition opportunities for
Companies with a strong balance sheet and more than adequate liquidity, such as Chart
Acquisition criteria include:
–
Global niche engineered equipment, systems or aftermarket business
–
Fit with Chart value proposition including product/technology synergies
–
#1 or potential to become #1 within existing or adjacent growth markets
–
Geographic expansion or cost savings synergies
Completed two acquisitions during 2Q09
–
Golden Phoenix Liquid Nitrogen Container – Chengdu, China
–
Expand BioMedical’s geographical footprint to support the growing Asian and European demand
–
Avoid planned U.S. Biomedical expansion to take advantage of low cost manufacturing
–
Tri-Thermal Inc. – Tulsa, Oklahoma
–
Build E&C aftermarket business by supplying high margin parts and repair service
–
Establish new customer relationships and opportunity to sell replacement heat exchangers
Recently announced the acquisition of Covidien’s  oxygen therapy products and related worldwide sales and service functions increasing BioMedical’s sales by over 50% to an expected annual run rate of approximately $150 million

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditure
Global Manufacturing and Distribution Platform
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Total:
Manufacturing:
Europe Asia-Pacific
11
7
4
2
3
2
North America

SECTION 3 Financial Overview

Strong Sales Growth
BioMedical D&S E&C
Drivers of Growth
Distribution & Storage
–
Expanding aftermarket business
–
Product line extensions in MicroBulk and
Trifecta
–
Global relationships with major industrial gas
companies
–
Well positioned in areas of expected growth
(Asia & Eastern Europe)
Energy & Chemicals
–
Significant exposure to expected global
energy demand growth
–
Expanded China platform with brazed
aluminum heat exchanger capabilities
–
Environmental legislation and alternative
energy opportunities
Biomedical
–
Liquid oxygen growth in emerging markets
–
Increasing biological research expenditures
–
Aging demographic
67
73 73
78
90
96
140
163
209
268
322
336
59
70
121
191
254
313
266
306
403
537
666
744
0
100
200
300
400
500
600
700
2003 2004 2005 2006 2007 2008

CAGR = 51%
($MM)

Innovation. Experience. Performance.™

Strong Track Record of Successful Execution
Impressive growth
–
23% Sales and 51% EBITDA CAGRs
since 2003
–
Flexible manufacturing platform with
significant international exposure
Demonstrated ability to grow the
business successfully and improve
margins
Proven ability to implement effective
cost savings initiatives during periods
of sharp decline
(1) Includes non-recurring costs of $24 million for the acquisition of Chart
Industries by First Reserve.
(2) Includes non-recurring costs of $7 million for stock compensation expense due to secondary stock offering.
Margin: 7%     15%       9%     16%     15%     20%
EBITDA
EBITDA
150
103
88
36
46
19
0
20
40
60
80
100
120
140
160
180
2003 2004 2005(1) 2006 2007(2) 2008

Backlog has Tempered Impact of Economic Downturn
D&S E&C BioMed
28
54
80
105
107
126
20
71
148
208
359
266
50
129
234
319
475
399
7
9
6 6
5
2
0
50
100
150
200
250
300
350
400
450
500
2003 2004 2005 2006 2007 2008

Sales ($MM)
EBITDA ($MM)
380
360
340
320
300
280
260
240
220
200
80
78
76
74
72
70
368
72
335
74
H1-2008
H1-2009

CHART®
Innovation. Experience. Performance.™

EBITDA Margin Improvement
Year over year sales decline attributed to
lower volumes across segments due to the
poor economic environment and unfavorable
currency effects.
EBITDA performance benefited from
improved project execution and ongoing cost
reduction initiatives
–
Gross Margin improvement (+385 bps
improvement 1H09 vs.1H08)
–
15% workforce reduction from 12/31/08 levels
(excluding recent acquisitions)
Strong balance sheet, significant liquidity and
cost savings initiatives position us well to face
the challenges of the economic downturn
Net Sales
EBITDA

Positive Developments
Current economic environment has been challenging but recent developments support some optimism
Order trends in D&S and BioMedical have shown some recent signs of stabilization/improvement.
–
BioMedical has traditionally been counter-cyclic and order trends continue to hold up and have actually increased over the last several months.
–
D&S order trends have stabilized and started to move up over the last several months.
E&C quote activity has been very active. Bids for large base-load LNG liquefaction projects submitted mid-year could lead to orders for 4Q09 or 1H10.
Cost savings initiatives ahead of plan as workforce levels, excluding impact of acquisitions, are down 15% from year end 2008.
Continue to generate positive cash flow during the economic downturn with cash and investments of $205.4 million at the end of June, up $51.0 million from
December 31, 2008.

SECTION 4 Conclusion

Positioned on Strong and Stable Platform for Growth
Flexible Manufacturing Platform
–
Ability to ramp up or scale back production as demand fluctuates
–
Necessary capacity expansion/contraction is easily attainable
–
Proven ability to implement cost-savings measures during periods of sharp decline
Very strong balance sheet
–
Significant improvement in net debt position, with low debt leverage multiple
–
Substantial free cash flow growth
–
Continued ability to invest in and take advantage of growth opportunities
Stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
–
Significant sustainable competitive advantages
Positioned for continued significant growth when markets recover
–
Strong track record of maximizing operating efficiencies and growth
Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves

APPENDIX Reconciliation of Net Income to EBITDA

Reconciliation of Net Income to EBITDA
($ In Millions)
2003 2004 2005 2006 2007 2008
H1
2008
H1
2009
Net Income (Loss) $      (7) $     23 $       8 $     27 $     44 $     79 $     37 $     37
Interest expense, net 12 5 10 25 22 18 9 8
Income tax expense 3 10 7 13 17 30 16 18
Depreciation and amortization 11 8 11 23 20 23 10 11
EBITDA $     19 $     46 $     36 $     88 $   103 $   150 $     72 $     74
Years Ended December 31,
EBITDA represents earnings before interest, taxes, depreciation and amortization.  EBITDA is not intended to represent cash flow from operations as defined by U.S. GAAP and should not be used as an alternative to net income or as an indicator of operating performance.

******************** * * * * *